Lazard Funds Summary Prospectus  May 1, 2015

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated May 1, 2015 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.LazardNet.com/lam/us/lazardfunds.shtml. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to ContactUs@LazardNet.com.

	Institutional Shares	Open Shares
Lazard Master Alternatives Portfolio	LALTX	LALOX

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”).

	Institutional Shares	Open Shares

Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.40%	1.40%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses* Dividend and Interest Expenses on Securities Sold Short	.89%	.89%
Remainder of Other Expenses	.42%	.47%
Total Other Expenses	1.31%	1.36%

Total Annual Portfolio Operating Expenses	2.71%	3.01%

Fee Waiver and Expense Reimbursement**	.12%	.17%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	2.59%	2.84%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2016 to the extent Total Annual Portfolio Operating Expenses exceed 1.70% and 1.95% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$262	$822

Open Shares	$287	$904

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio commenced investment operations on December 31, 2014, no portfolio turnover information is presented.

Principal Investment Strategies

The Portfolio management team utilizes an asset allocation investment strategy whereby the Portfolio’s assets are invested dynamically in a number of alternative investment strategies managed by different portfolio management teams of the Investment Manager (“Investment Strategies”).

The Portfolio invests its assets primarily using the Investment Strategies described below. At any given time the Portfolio’s assets may not be allocated to all Investment Strategies and/or a significant portion of the Portfolio’s assets may be allocated to one Investment Strategy.

The investment approach and process for each Investment Strategy is as follows:

•

The global equity long/short strategy seeks attractive risk-adjusted performance through a bottom-up stock selection process supported by fundamental research combined with a defined approach to hedging risk. This strategy seeks to purchase equity securities of companies that the portfolio management team believes have high sustainable or improving financial productivity and compelling valuations and to take short positions in companies that possess the opposite characteristics. The strategy typically invests the majority of its assets outside of the US.

•

The US equity long/short strategy seeks to achieve attractive risk-adjusted returns through long positions in equity securities of companies with strong and/or improving financial productivity that have attractive valuations, and short positions in equity securities of companies viewed to possess deteriorating fundamentals, unattractive valuations or other qualities warranting a short position. Short positions may also be employed as a sector or market hedge. Although the strategy’s investment focus is US companies, the strategy also may invest in non- US companies. The strategy may invest in companies across the capitalization spectrum and also may invest in initial public offerings (“IPOs”).

•

The Japanese equity long/short strategy seeks to achieve long-term capital appreciation by investing long and short in a diversified portfolio of Japanese equities. This strategy generally seeks to take long positions in securities that the portfolio management team believes will go up in absolute value and take short positions in securities that the team believes will go down in absolute value.

•

The emerging markets long/short equity strategy seeks to achieve attractive risk-adjusted returns through long and short positions in a diversified portfolio of emerging markets equities. This strategy utilizes the Investment Manager’s proprietary emerging markets quantitative model that employs a systematic, disciplined process that seeks to control risks and exposures across countries, sectors and issuer market capitalizations.

•

The relative value convertible securities strategy is a hedged strategy investing primarily in convertible fixed income and preferred securities (including those rated below investment grade (“junk”)), with the objectives of current income and long-term capital appreciation. Bottom up

2Summary Prospectus

fundamental credit, equity and quantitative analysis is used in conjunction with top down macroeconomic analysis. The strategy utilizes a relative value approach, focusing on convertible securities that are considered to have low volatility. It is expected that the strategy will invest primarily in small and mid cap companies. The strategy utilizes selective strategy level and position level hedges, seeking to minimize macro risk (equity and credit) and interest rate risk. The strategy may invest in convertible debt and preferred securities of any maturity and any quality.

The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

The Investment Strategies may invest in exchange-traded open-end management investment companies (commonly known as ETFs) and similar products, which generally pursue a passive index-based strategy.

In addition, the Investment Strategies may, but are not required to, enter into futures and forward currency contracts and equity, interest rate, credit default and currency swap agreements; and write put and call options on securities (including ETFs), indexes and currencies, for hedging purposes or to seek to increase returns.

It is expected that the Portfolio will buy and sell securities, and take short positions in securities, frequently in connection with implementing its investment strategy.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Short Position Risk. Short positions in equity securities may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Convertible Securities Risk. The market value of convertible securities generally performs like that of non-convertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations.

Summary Prospectus3

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bond”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non- investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Swap Agreements and Other Derivatives Risk. Swap agreements and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset.

Counterparty Credit Risk. The Portfolio’s investment strategy is dependent on counterparties to its securities borrowing transactions in connection with short sales of securities and counterparties to derivatives transactions. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

Leverage Risk. The use of leverage, which the Portfolio’s strategy entails, may magnify the Portfolio’s gains or losses.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

4Summary Prospectus

Quantitative Model Risk. The success of the Portfolio’s emerging markets long/short equity strategy depends largely upon effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager for the strategy requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Multi-Strategy Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among the Investment Strategies. Investment decisions for the Investment Strategies are made independently of one another and may conflict with each other.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Market Direction Risk. Since the Portfolio will typically hold both long and short positions, an investment in the Portfolio will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Portfolio’s results will suffer both when there is a general market advance and the Portfolio holds significant “short” positions, or when there is a general market decline and the Portfolio holds significant “long” positions.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries

Summary Prospectus5

have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Japanese Securities Risk. To the extent the Portfolio invests significantly in the securities of companies in Japan, the Portfolio’s performance will be influenced by social, political and economic conditions within Japan and may be more volatile than the performance of funds that do not have significant investments in a single country.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

ETF Risk. Shares of ETFs may trade at prices that vary from their net asset values (“NAVs”), sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table

Because the Portfolio did not have a full calendar year of performance prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

6Summary Prospectus

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Matthew Glaser, a portfolio manager/analyst on the Investment Manager’s Master Alternatives team, has been with the Portfolio since December 2014.

Jai Jacob, a portfolio manager/analyst on the Investment Manager’s Multi Asset team, has been with the Portfolio since December 2014.

Stephen Marra, a portfolio manager/analyst on the Investment Manager’s Multi Asset team, has been with the Portfolio since December 2014.

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares*	$100,000

Open Shares*	$2,500

*

Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $100,000 for Institutional Shares or $2,500 for Open Shares.

The subsequent investment minimum is $50.

Portfolio shares are redeemable through the Fund’s transfer agent, Boston Financial Data Services, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

00084119

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com